SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                  Date of Report
                  (Date of earliest
                  event reported):      September 28, 1995


                                Snap-On Incorporated
             (Exact name of registrant as specified in its charter)


     Delaware                        1-7724                    39-0622040
   (State or other              (Commission File             (IRS Employer
   jurisdiction of                   Number)              Identification No.)
   incorporation)


                 2801-80th Street, Kenosha, Wisconsin 53141-1410
          (Address of principal executive offices, including zip code)


                                 (414) 656-5200
                         (Registrant's telephone number)

   Item 5.     Other Events.

          On September 28, 1995, Snap-On Incorporated (the "Company") agreed to sell $100,000,000 million aggregate principal amount of its 6-5/8% Notes due October 1, 2005 (the "Notes") in a public offering through Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated. The closing for the sale of the Notes is scheduled for October 3, 1995. The Notes are registered on a Registration Statement on Form S-3 (Registration No. 33-55607) as filed with the Securities and Exchange Commission. Final versions of the Terms Agreement, by and between the Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, the Underwriting Agreement Basic Provisions incorporated into the Terms Agreement by reference, the Officer's Certificate creating the Notes and the Indenture under which the Notes are issued are filed herewith.


   Item 7.     Financial Statements and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits.

               The exhibits listed in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   SNAP-ON INCORPORATED



   Date:  October 2, 1995          By:      /s/ Donald S. Huml
                                        Donald S. Huml
                                        Senior Vice President-Finance and
                                        Chief Financial Officer

                              SNAP-ON INCORPORATED

                            EXHIBIT INDEX TO FORM 8-K
                          Report Dated October 2, 1995


                             Exhibit

        (2)      Terms Agreement, dated as of September
                 28, 1995, by and between Snap-On
                 Incorporated, Merrill Lynch & Co.,
                 Merrill Lynch, Pierce, Fenner & Smith
                 Incorporated and Morgan Stanley & Co.,
                 Incorporated, and the Underwriting
                 Agreement Basic Provisions incorporated
                 by reference therein.

        (4.1)    Indenture, dated as of September 15,
                 1995, between Snap-On Incorporated and
                 Firstar Trust Company, providing for the issuance of Senior Debt Securities in Series.

        (4.2)    Officer's Certificate, dated as of
                 September 28, 1995, executed and
                 delivered in connection with the
                 issuance and sale of Snap-On
                 Incorporated's 6-5/8% Notes due October
                 1, 2005.

        (12)     Statement regarding computation of
                 ratios of earnings to fixed charges.